EXHIBIT 10.3
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                      EXTENSION AND MODIFICATION AGREEMENT
                      ------------------------------------


         THIS EXTENSION AND MODIFICATION AGREEMENT (the "Agreement") is made and entered into effective as of December 1, 2000, by and between HILDALGO TRADING COMPANY, L.C. ( the "Lender") and PALWEB CORPORATION and PLASTIC PALLET PRODUCTION, INC. (the "Borrowers").

                                R E C I T A L S:

         A. Borrowers made, executed and delivered to Lender that certain Renewal Promissory Note dated July 27, 2000, payable to the order of Lender in the stated principal amount of $400,000.00 and maturing December 1, 2000 (the "Renewal Note").

         B. Borrowers additionally made, executed and delivered to Lender that certain Promissory Note dated August 15, 2000, payable to the order of Lender in the stated principal amount of $350,000.00 and maturing December 1, 2000 (the "Additional Note").

         C. To secure payment of the Renewal Note and Additional Note, Borrowers each made, executed and delivered to Lender a certain Security Agreement dated July 27, 2000.

         D. Borrowers and Lender desire to extend the maturity of the Renewal Note and the Additional Note to June 1, 2001, and reduce the rates of interest thereon from eighteen percent (18%) per annum to twelve percent (12%) per annum effective as of the date of this Agreement.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

         1. EXTENSION OF MATURITY AND MODIFICATION OF INTEREST RATE. Borrowers and Lender agree to extend the maturity of the Renewal Note and Additional Note to June 1, 2001. Borrowers and Lender further agree that the interest rate on the Renewal Note and Additional Note are hereby reduced from eighteen percent (18%) per annum to twelve percent (12%) per annum effective as of the date of this Agreement. All other terms and conditions set forth in the Renewal Note and Additional Note shall continue in full force and effect, and all Security Agreements, collateral documents and other instruments securing payment of the Renewal Note and Additional Note shall continue in full force and effect as security for payment of the indebtedness evidenced by the Renewal Note and Additional Note.
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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of the date first above written.

"Borrowers"                                PALWEB CORPORATION



                                  By:           /s/ Paul A. Kruger
                                           -------------------------------------
                                           Paul A. Kruger, President


                                           PLASTIC PALLET PRODUCTION, INC.


                                  By:           /s/ Paul A. Kruger
                                           -------------------------------------
                                           Paul A. Kruger, President


"Lender"                                   HILDALGO TRADING COMPANY, L.C.


                                  By:           /s/ Paul A. Kruger
                                           -------------------------------------
                                           Paul A. Kruger, Manager



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